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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  February 6, 1997


                          INTEK DIVERSIFIED CORPORATION
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              (Exact name of Registrant as Specified in Its Charter)


                                     Delaware
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                  (State or Other Jurisdiction of Incorporation)


               0-9160                                 04-2450145
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     (Commission File Number)            (I.R.S. Employer Identification No.)


970 West 190th Street, Suite 720, Torrance, California  90502
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(Address of Principal Executive Office)  (Zip Code)


                                  (310)366-7335
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               (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)
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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     On February 6, 1997, INTEK Diversified Corporation, a Delaware corporation ("Intek"), sold a series of 7.5% Convertible Debentures Due 2000 (the "Debentures") and Offshore Warrants to purchase up to an aggregate of 425,000 shares of Intek common stock (the "Warrants") to three purchasers at an aggregate purchase price of $3,990,000 net to Intek after payment of the legal fees of the purchasers. All three purchasers were foreign corporations that executed convertible debenture purchase agreements in which they represented and warranted that the Debentures and Warrants were offered and sold in non-U.S. transactions. The sale of the Debentures and Warrants was exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 903 of Regulation S.

     The Debentures mature on February 6, 2000 and bear interest at the rate of 7.5% per annum. All interest accrued through the end of the calendar quarter that immediately precedes any conversion of a Debenture is due and payable at the earlier to occur of such time or times as such Debenture is converted or the maturity date. Such interest is payable in cash or Intek common stock at the option of the holder of such Debenture. One-third of the principal amount of the Debentures becomes convertible into Intek common stock at any time after May 7, 1997, an additional 33% becomes convertible at any time after August 5, 1997, and the balance of the principal amount becomes convertible at any time after November 3, 1997. The Debentures are convertible at the lesser of $3.825 per share or 80% of the average closing bid price per share of Intek's common stock on the five trading days preceding the conversion date. The principal amount of the Debentures will be reduced by an amount equal to the conversion price of the Debentures multiplied by the number of shares of Intek common stock issued pursuant thereto.

     The Warrants become exercisable by the holders thereof on April 7, 1997. Intek has the right, which may be exercised in whole or in part on or after April 6, 1998, to require the holders to exercise the Warrants. The Warrants are exercisable at $4.59 per share and are subject to customary anti-dilution adjustments.

     The purchasers were placed by Brown Simpson, LLC ("Brown Simpson"), which had signed a new engagement letter with Intek. Brown Simpson received no consideration in connection with the placement of the Debentures or Warrants.
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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTEK DIVERSIFIED CORPORATION
                                        (Registrant)


Date:     February 6, 1997         By:  /s/ Steven L. Wasserman
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                                             (Signature)
                                   Steven L. Wasserman
                                   Secretary